UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004

                               Brooke Corporation
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             (Exact name of registrant as specified in its charter)

           Kansas                       0-31789                  48-1009756
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

10950 Grandview Dr., Suite 600 Overland Park, Kansas                66210
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code

                                 (913) 661-0123
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

      Item 8.01 Other Events

      Item 9.01 Financial Statements and Exhibits

Signatures

Exhibits

Exhibit 99.1

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Item 8.01 Other Events

PRESS RELEASES. On October 26, 2004, Brooke Corporation issued a press release announcing a $ .10 per share quarterly cash dividend on the company's common stock at its October 25, 2004, board meeting. This dividend will be paid on November 22, 2004, to the shareholders of record as of November 8, 2004, with an ex-dividend date of November 4, 2004. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release dated October 26, 2004 containing announcement of a quarterly cash dividend.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 10/26/04

                                      BROOKE CORPORATION

                                           /s/ Robert D. Orr
                                           -------------------------------------
                                           Robert D. Orr
                                           Chief Executive Officer

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                                    EXHIBITS

99.01 Press Release dated October 26, 2004 containing announcement of a quarterly cash dividend.